(a)(44)

AMENDMENT NO. 37

TO AMENDED AND RESTATED DECLARATION OF TRUST

OF ING MUTUAL FUNDS

THIS AMENDMENT NO. 37 TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF ING MUTUAL FUNDS is made as of January 12, 2012, by the undersigned, constituting a majority of the Trustees of ING Mutual Funds (the “Trust”).

WHEREAS, the Amended and Restated Declaration of Trust (“Declaration of Trust”) adopted as of June 3, 2004, designated certain series of Interests of the Trust; and

WHEREAS, pursuant to Section 9.03 of the Declaration of Trust, the Board of Trustees has authorized an amendment to the Declaration of Trust to establish one additional class for ING Emerging Markets Equity Fund to be known as follows:

ING Emerging Markets Equity Fund — Class B

NOW, THEREFORE, the Board of Trustees hereby amends the Declaration of Trust as follows:

The first two sentences of Section 8.08 of the Declaration of Trust are hereby amended and restated to read in full as follows:

“The Trustees may establish and designate series of Interests in accordance with the provisions of Section 6.01 hereof.  The Trustees hereby establish and designate the series shown in the chart below under the heading “Series,” and establish and designate the classes of each such series shown in the chart below under the heading “Classes”:

Series	Classes

ING Asia-Pacific Real Estate Fund	ING Asia-Pacific Real Estate Fund — Class A
ING Asia-Pacific Real Estate Fund — Class B
ING Asia-Pacific Real Estate Fund — Class C
ING Asia-Pacific Real Estate Fund — Class I

ING Diversified International Fund	ING Diversified International Fund — Class A
ING Diversified International Fund — Class B
ING Diversified International Fund — Class C
ING Diversified International Fund — Class I
ING Diversified International Fund — Class O
ING Diversified International Fund — Class R
ING Diversified International Fund — Class W

ING Emerging Countries Fund	ING Emerging Countries Fund — Class A
ING Emerging Countries Fund — Class B
ING Emerging Countries Fund — Class C

Series	Classes

ING Emerging Countries Fund — Class I
ING Emerging Countries Fund — Class R
ING Emerging Countries Fund — Class W

ING Emerging Markets Equity Fund	ING Emerging Markets Equity Fund — Class A
ING Emerging Markets Equity Fund — Class B ING Emerging Markets Equity Fund — Class C
ING Emerging Markets Equity Fund — Class I
ING Emerging Markets Equity Fund — Class R
ING Emerging Markets Equity Fund — Class W

ING European Real Estate Fund	ING European Real Estate Fund — Class A
ING European Real Estate Fund — Class B
ING European Real Estate Fund — Class C
ING European Real Estate Fund — Class I

ING Global Bond Fund	ING Global Bond Fund — Class A
ING Global Bond Fund — Class B
ING Global Bond Fund — Class C
ING Global Bond Fund — Class I
ING Global Bond Fund — Class O
ING Global Bond Fund — Class R
ING Global Bond Fund — Class W

ING Global Equity Dividend Fund	ING Global Equity Dividend Fund — Class A
ING Global Equity Dividend Fund — Class B
ING Global Equity Dividend Fund — Class C
ING Global Equity Dividend Fund — Class I
ING Global Equity Dividend Fund — Class O
ING Global Equity Dividend Fund — Class R
ING Global Equity Dividend Fund — Class W

ING Global Natural Resources Fund	ING Global Natural Resources Fund — Class A
ING Global Natural Resources Fund — Class B
ING Global Natural Resources Fund — Class C
ING Global Natural Resources Fund — Class I
ING Global Natural Resources Fund — Class R
ING Global Natural Resources Fund — Class W

ING Global Opportunities Fund	ING Global Opportunities Fund — Class A
ING Global Opportunities Fund — Class B
ING Global Opportunities Fund — Class C

Series	Classes

ING Global Opportunities Fund — Class I
ING Global Opportunities Fund — Class R
ING Global Opportunities Fund — Class W

ING Global Real Estate Fund	ING Global Real Estate Fund — Class A
ING Global Real Estate Fund — Class B
ING Global Real Estate Fund — Class C
ING Global Real Estate Fund — Class I
ING Global Real Estate Fund — Class O
ING Global Real Estate Fund — Class R
ING Global Real Estate Fund — Class W

ING Global Value Choice Fund	ING Global Value Choice Fund — Class A
ING Global Value Choice Fund — Class B
ING Global Value Choice Fund — Class C
ING Global Value Choice Fund — Class I
ING Global Value Choice Fund — Class R
ING Global Value Choice Fund — Class W

ING Greater China Fund	ING Greater China Fund — Class A
ING Greater China Fund — Class B
ING Greater China Fund — Class C
ING Greater China Fund — Class I
ING Greater China Fund — Class O
ING Greater China Fund — Class R
ING Greater China Fund — Class W

ING Index Plus International Equity Fund	ING Index Plus International Equity Fund — Class A
ING Index Plus International Equity Fund — Class B
ING Index Plus International Equity Fund — Class C
ING Index Plus International Equity Fund — Class I
ING Index Plus International Equity Fund — Class O
ING Index Plus International Equity Fund — Class R
ING Index Plus International Equity Fund — Class W

Series	Classes

ING International Capital Appreciation Fund	ING International Capital Appreciation Fund — Class A
ING International Capital Appreciation Fund — Class B
ING International Capital Appreciation Fund — Class C
ING International Capital Appreciation Fund — Class I
ING International Capital Appreciation Fund — Class R
ING International Capital Appreciation Fund — Class W

ING International Core Fund	ING International Core Fund — Class I

ING International Equity Dividend Fund	ING International Equity Dividend Fund — Class A
ING International Equity Dividend Fund — Class B
ING International Equity Dividend Fund — Class C
ING International Equity Dividend Fund — Class I
ING International Equity Dividend Fund — Class W

ING International Growth Fund	ING International Growth Fund — Class I

ING International Real Estate Fund	ING International Real Estate Fund — Class A
ING International Real Estate Fund — Class B
ING International Real Estate Fund — Class C
ING International Real Estate Fund — Class I
ING International Real Estate Fund — Class R
ING International Real Estate Fund — Class W

ING International SmallCap Multi-Manager Fund	ING International SmallCap Multi-Manager Fund — Class A
ING International SmallCap Multi-Manager Fund — Class B
ING International SmallCap Multi-Manager Fund — Class C
ING International SmallCap Multi-Manager Fund — Class I
ING International SmallCap Multi-Manager Fund — Class O

Series	Classes

ING International SmallCap Multi-Manager Fund — Class R
ING International SmallCap Multi-Manager Fund — Class W

ING International Value Choice Fund	ING International Value Choice Fund — Class A
ING International Value Choice Fund — Class B
ING International Value Choice Fund — Class C
ING International Value Choice Fund — Class I
ING International Value Choice Fund — Class R
ING International Value Choice Fund — Class W

ING Russia Fund	ING Russia Fund — Class A
ING Russia Fund — Class B
ING Russia Fund — Class C
ING Russia Fund — Class I
ING Russia Fund — Class R
ING Russia Fund — Class W

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

/s/ Colleen D. Baldwin, as Trustee	/s/ J. Michael Earley, as Trustee
Colleen D. Baldwin, as Trustee	J. Michael Earley, as Trustee

/s/ John V. Boyer, as Trustee	/s/ Patrick W. Kenny, as Trustee
John V. Boyer, as Trustee	Patrick W. Kenny, as Trustee

/s/ Patricia W. Chadwick, as Trustee	/s/ Shaun P. Mathews, as Trustee
Patricia W. Chadwick, as Trustee	Shaun P. Mathews, as Trustee

/s/ Robert W. Crispin, as Trustee	/s/ Sheryl K. Pressler, as Trustee
Robert W. Crispin, as Trustee	Sheryl K. Pressler, as Trustee

/s/ Peter S. Drotch, as Trustee	/s/ Roger B. Vincent, as Trustee
Peter S. Drotch, as Trustee	Roger B. Vincent, as Trustee